UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 29, 2012

FOSTER WHEELER AG

(Exact Name of Registrant as Specified in Its Charter)

Switzerland (State or Other Jurisdiction of Incorporation)	001-31305 (Commission File Number)	98-0607469 (IRS Employer Identification No.)

80 Rue de Lausanne, CH-1202, Geneva, Switzerland (Address of Principal Executive Offices)	1202 (Zip Code)
Registrant’s telephone number, including area code: +41 22 741 8000
Not applicable (Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 29, 2012, Foster Wheeler Inc., a Delaware corporation and an indirect subsidiary of Foster Wheeler AG, a company existing under the laws of Switzerland (the “Company”), amended the employment agreements of certain of its named executive officers as set forth below:

Named Executive Officer	Amendment
J. Kent Masters, Chief Executive Officer	First Amendment to Letter Agreement between Foster Wheeler Inc. and J. Kent Masters (the “Masters Amendment”)

Franco Baseotto, Executive Vice President, Chief Financial Officer and Treasurer	Fourth Amendment to the Employment Agreement between Foster Wheeler Inc. and Franco Baseotto (the “Baseotto Amendment”)

Beth B. Sexton, Executive Vice President, Human Resources	Fourth Amendment to the Employment Agreement between Foster Wheeler Inc. and Beth B. Sexton (the “Sexton Amendment”)

The Masters Amendment, the Baseotto Amendment and the Sexton Amendment (collectively, the “Amendments”) were entered into in connection with the relocation of the Company’s primary office from Geneva, Switzerland to Reading, England (the “Relocation”), which will be effective as of March 1, 2013 (the “Move Date”). Pursuant to the Amendments, (i) each executive waives exercising his or her right to terminate employment for good reason in connection with the Relocation, (ii) each executive will receive relocation assistance, such as reasonable costs of packing, shipping and storing household goods, reasonable lease termination expenses, up to USD$5,000 for legal fees incurred in relation to the Amendment and a one-time settling-in allowance of USD$30,000. As of the Move Date, the executives’ monthly assignment allowances, which are currently paid in Swiss Francs, will be paid in British Pounds. In addition, the existing arrangements with the executives regarding tax equalization have been conformed to reflect the Relocation.

The foregoing description of the Amendments does not purport to be complete and is qualified in its entirety by reference, as applicable, to copies respectively filed as Exhibits 10.1 through 10.3 hereto, which are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Document Description
10.1 *	First Amendment to Letter Agreement, between Foster Wheeler Inc. and J. Kent Masters, dated October 29, 2012
10.2 *	Fourth Amendment to the Employment Agreement between Foster Wheeler Inc. and Franco Baseotto, dated October 29, 2012
10.3 *	Fourth Amendment to the Employment Agreement between Foster Wheeler Inc. and Beth B. Sexton, dated October 29, 2012

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* Management contract or compensation plan or arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOSTER WHEELER AG

DATE: November 1, 2012	By:	/s/ Michelle K. Davies
Michelle K. Davies
Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Document Description
10.1 *	First Amendment to Letter Agreement, between Foster Wheeler Inc. and J. Kent Masters, dated October 29, 2012
10.2 *	Fourth Amendment to the Employment Agreement between Foster Wheeler Inc. and Franco Baseotto, dated October 29, 2012
10.3 *	Fourth Amendment to the Employment Agreement between Foster Wheeler Inc. and Beth B. Sexton, dated October 29, 2012

__________________

* Management contract or compensation plan or arrangement.